Rule 497(e)
                                      Registration Nos. 333-184918 and 811-22767



                      FIRST TRUST EXCHANGE-TRADED FUND VII

              FIRST TRUST ALTERNATIVE ABSOLUTE RETURN STRATEGY ETF
                                  (the "Fund")

  SUPPLEMENT TO THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 13, 2016


                               DATED JUNE 8, 2016

      On or about June 1, 2016, notwithstanding anything to the contrary in the Fund's Prospectus or Statement of Additional Information, the following members of the Fund's Investment Committee will no longer serve as portfolio managers of the Fund:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust Advisors L.P.;

            o  Jon C. Erickson, Senior Vice President of First Trust Advisors
               L.P.;

            o David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust; and

            o  Roger F. Testin, Senior Vice President of First Trust Advisors
               L.P.

      The following persons will serve as the portfolio managers of the Fund:

            o John Gambla, CFA, FRM, PRM, Senior Portfolio Manager, Alternatives Investment Team of First Trust Advisors L.P.; and

            o Rob A. Guttschow, CFA, Senior Portfolio Manager, Alternatives Investment Team of First Trust Advisors L.P.


          PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE